WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 7, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MAY 1, 2014, OF

WESTERN ASSET CORE BOND FUND

CLASS I (WATFX)

The following replaces corresponding disclosure pertaining to Class I shares in the fund’s Summary Prospectus and Prospectus in order to disclose an expense limitation for Class I shares.

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None
Small account fee	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management fees	0.41
Distribution and/or service (12b-1) fees	None
Other expenses	0.08
Total annual fund operating expenses	0.49
Fees waived and/or expenses reimbursed	(0.04)[1]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.45

[1]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses), so that total annual operating expenses are not expected to exceed 0.45% for Class I shares. This arrangement cannot be terminated prior to April 30, 2016 without the Board’s consent. The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	46	153	270	611

The following information supplements and replaces any information to the contrary in the fund’s Prospectus that appears in the section titled “More on fund management – Expense limitation”:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 0.45% for Class I shares, subject to recapture as described below. This arrangement is expected to continue until April 30, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

Please retain this supplement for future reference.

WASX103200

2